SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]      Confidential, for use of the Commission only as permitted by Rule 14a-6
         (e)(2)

                             PLANETRX.COM, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              not applicable


         2)   Aggregate number of securities to which transaction applies:

              not applicable


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

              not applicable



         4)   Proposed maximum aggregate value of transaction:

              not applicable



         5)   Total fee paid:

              not applicable

         [ ]      Fee paid previously with preliminary materials:

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:



         2)       Form, Schedule or Registration Statement no.:



         3)       Filing Party:



         4)       Date Filed:

                               PLANETRX.COM, INC.
                           2207 Sawgrass Village Drive
                        Ponte Vedra Beach, Florida 32082

                             ----------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON December 20, 2002


To the Stockholders of PlanetRx.com, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PlanetRx.com, Inc., a Delaware corporation (the "Company" or "PlanetRx"), will be held on December 20, 2002 at The Ponte Vedra Inn located at 200 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082, at the hour of 2:30 p.m. local time, for the following purposes:

     1. To elect three directors for the coming year.

     2. To approve an amendment to our Restated Certificate of Incorporation to change our name to "Paragon Financial Corporation."

     3. To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000.

     4. To ratify the adoption of the PlanetRx 2002 Equity Participation Plan.

     5. To approve an amendment to our Restated Certificate of Incorporation to permit stockholder action by written consent.

     6. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on December 2, 2002 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

                                                   Steven A. Burleson
                                                   Chief Executive Officer

Ponte Vedra Beach, Florida
December 4, 2002

================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                TABLE OF CONTENTS

                                                                           Page

Explanatory Note...........................................................    1
Soliciting, Voting and Revocability of Proxy...............................    1
Forward-Looking Statements.................................................    3
Executive Compensation.....................................................    4
Security Ownership of Certain Beneficial Owners and Management.............    9
Certain Relationships and Related Transactions.............................   10
Proposal 1:  Election of Directors.........................................   13
Proposal 2: Amendment to Restated Certificate of Incorporation to
Change Our Name to "Paragon Financial Corporation".........................   17
Proposal 3:  Amendment to our Restated Certificate of Incorporation
to Increase Number of Authorized Shares..    17
Proposal 4: Ratification of 2002 Equity Participation Plan.................   19
Proposal 5:  Amendment to our Restated Certificate of Incorporation
to Permit Stockholder Actions by Written Consent ..........................   27
Independent Public Accountants.............................................   28
Stockholder Proposals......................................................   28
Other Business.............................................................   30
Annual Report on Form K ...................................................   30
Addendum A - 2002 Equity Participation Plan
Addendum B - Proposed Revised Article VIII of our Restated Certificate of
             Incorporation with Respect toStockholder Action by Written Consent

                               PLANETRX.COM, INC.
                           2207 Sawgrass Village Drive
                        Ponte Vedra Beach, Florida 32082
                          ----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                                EXPLANATORY NOTE

     Throughout this proxy statement, the words "Company," "PlanetRx," "we," "our," and "us" refer to PlanetRx.com, Inc. and the operations of PlanetRx.com, Inc. as a whole.

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

     This proxy statement is being mailed to all stockholders of record at the close of business on December 2, 2002 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on December 20, 2002 at 2:30 p.m., local time, or any adjournment thereof. The proxy and this proxy statement were mailed to stockholders on or about December 9, 2002.

     All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:

     (1) FOR the nominees named in the proxy to our Board of Directors; and

     (2) FOR the approval of an amendment to our Restated Certificate of Incorporation to change our name to "Paragon Financial Corporation".

     (3) FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000.

     (4) FOR the ratification of the adoption of our 2002 Equity Participation Plan; and

     (5) FOR the approval of an amendment to our Restated Certificate of Incorporation to permit stockholder action by written consent.

     Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of shares of common stock outstanding and entitled to vote as of December 2, 2002 was 62,192,739. Our common stock is the only class of securities outstanding which is entitled to vote on matters presented to our stockholders, each share being entitled to one vote. We currently have no other class of securities outstanding.

     A majority of the shares of common stock outstanding and entitled to vote as of December 2, 2002, or 31,096,370 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on December 2, 2002 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being three nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Stockholders may expressly abstain from voting on Proposals 2, 3, 4 and 5 by so indicating on the proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to stockholders. Broker non-votes are not counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 4 requires the affirmative approval of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have a negative vote while broker non-votes will have no effect. Since proposals 2, 3 and 5 require the approval of a majority of our outstanding shares of common stock, abstentions and broker non-votes will have the effect of a negative vote.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida 32082,
Attention: Corporate Secretary.

     The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices, 2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida 32082, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (904) 285-0000.

                           FORWARD-LOOKING STATEMENTS

Certain information contained in this proxy statement may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. We caution readers that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this proxy statement or which are otherwise made by or on behalf of us. For this purpose, any statements contained in this proxy statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "explore," "consider," "anticipate," "intend," "could," "estimate," "plan," or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors that may affect our results include, but are not limited to the risks and uncertainties associated with:

        o our ability to raise capital necessary to sustain our operations and implement our business plan, o our ability to implement our business plan,

        o our ability to obtain regulatory permits and approvals to operate in the financial services area,

        o our ability to close the Agreement and Plan of Merger which we recently signed,

        o our ability to identify and complete acquisitions and successfully integrate the businesses we acquire, if any,

        o changes in the real estate market, interest rates or the general economy of the markets in which we operate,

        o our ability to employ and retain qualified management and employees,

        o changes in government regulations that are applicable to our regulated brokerage, lending and property management businesses,

        o general volatility of the capital markets and the establishment of a market for our shares,

        o changes in the demand for our services,

        o the degree and nature of our competition,

        o our ability to generate sufficient cash to pay our creditors, and

        o disruption in the economic and financial conditions primarily from the impact of past terrorist attacks in the United States, threats of future attacks, police and military activities overseas and other disruptive worldwide political events.

     We are also subject to other risks detailed from time to time in our Securities and Exchange Commission filings. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publically update or revise any forward-looking statements, whether from new information, future events or otherwise.

                             EXECUTIVE COMPENSATION
Explanatory Note

     On May 31, 2002 we consummated a reverse merger transaction with Paragon Homefunding, Inc. In that transaction, Paragon became our wholly owned subsidiary. We also issued 55,560,617 shares of common stock in that transaction to the former stockholders of Paragon. The individuals who comprised our Board of Directors and executive officers in 2001 are no longer directors or executive officers of our company. We are providing you with the following information about named executive officers in 2001 in this "Executive Compensation" section of this proxy statement because we are required to do so under the proxy rules of the Securities Exchange Commission. We have described the employment relationships and employment agreements with our current executive officers and key employees under the "Certain Relationships and Related Transactions" section of this proxy statement beginning on page 10.

     Summary Compensation Table

     The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2001, 2000 and 1999 for each of our executive officers as of December 31, 2001 who had a total salary and bonus for that year in excess of $100,000:


                                                                                      Long-Term
                                  Annual Compensation                                 Compensation Awards
                                  -------------------                                 -------------------

                                                                                               Net
                                                                                               Number of
                                                                              Restricted       Securities
                           Fiscal                            Other Annual       Stock          Underlying        All Other Position
Name and Principal         Year     Salary      Bonus($)     Compensation($)    Awards ($)(1)  Options (1)       Compensations($)
------------------         ----     ------      -----        ------------       ------         -------           -------------

Michael Beindorff          2001    300,000     172,083           -0-            -0-              -0-                -0-
Chairman and CEO           2000    300,000     137,500       2,500,000(3)       -0-            112,500            700,000 (4)
                           1999(2)  75,000       -0-             -0-           3,125           124,999              -0-

Todd Steele                2001    228,644      61,009          90,000(3)       -0-              -0-                -0-
Vice President of          2000    129,192       7,188          40,000(3)       -0-              3,750              -0-
Finance and Chief          1999(5)  22,159       -0-             -0-            -0-              2,000              -0-
Financial Officer

Paul Risner                2001    212,771      43,365          90,000(3)       -0-              -0-                -0-
Senior Vice                2000(6)  20,192       -0-             -0-            -0-             18,750              -0-
President and
General Counsel


(1) Adjusted to give effect to a 1-for-8 reverse stock split effective on December 4, 2000.

(2) Mr. Beindorff served as PlanetRx's Chief Executive Officer of PlanetRx from April 2000 to May 31, 2002.

(3) The amount was paid as a retention bonus in consideration for the officer's agreement to continue his employment with PlanetRx during the wind-up of its business culminating in our merger with Paragon described in the Explanatory Note above.

     (4) During 1999, in connection with his employment agreement, PlanetRx made a full- recourse loan to Mr. Beindorff in the amount of $700,000, bearing interest at 8.25% per annum, and payable over three years. This loan was forgiven during 2000.

     (5) Mr. Steele served PlanetRx's Director of Finance from October 1999 to May 31, 2002.

     (6) Mr. Risner served PlanetRx as Vice President and General Counsel from November 2000 to May 31, 2002.

Stock Option Grants in 2001

PlanetRx did not grant any stock options or stock appreciation rights to the executive officers named in the Summary Compensation Table during 2001.

Stock Option Exercises and Values for 2001

None of the executive officers named in the Summary Compensation Table exercised any stock options in 2001. The table below sets forth information concerning the number and value of their unexercised stock options at December 31, 2001.


                                   Value Realized($)
                                   (Market Price     Number of     Securities      Value of
                       Shares      at Exercise       Underlying    Unexercised     in-the-money Options at
                      Acquired     Less Exercise     Options       at FY-End (1)   FY-End ($)(2)
      Name           on Exercise   Price)            Vested        Unvested        Vested        Unvested
      ----           -----------   ------            ------        --------        ------        --------

Michael Beindorff      -0-           -0-            117,834(3)      118,276(3)       -0-           -0-

Todd Steele            -0-           -0-              2,749(3)        3,001(3)       -0-           -0-

Paul Risner            -0-           -0-              5,443          13,307          -0-           -0-
-------------------

(1) Adjusted to give effect to a 1-for-8 reverse stock split effective on December 4, 2001. The options are immediately exercisable, but any shares purchased under those options will be subject to repurchase by PlanetRx at the original exercise price paid per share, if the optionee ceases service with PlanetRx before vesting in such shares. The heading "Vested" refers to shares that are no longer subject to repurchase; the heading "Unvested" refers to shares subject to repurchase as of December 31, 2001.

(2) Based on the fair market value of PlanetRx's common stock at December 31, 2001, $0.05 per share, less the exercise price payable for such shares.

(3) On May 31, 2002, pursuant to the merger agreement relating to our merger with Paragon, Messrs. Beindorff's and Steele's options were cancelled.

Compensation of Directors

     At present, PlanetRx has three directors, two of whom are also employees. Except for grants of stock options and grants of restricted stock and the reimbursement of expenses incurred in connection with attendance at meetings of the Board of Directors or any of its committees, the current directors of PlanetRx do not receive any compensation for their services in such capacity.

     Non-employee Board members are eligible for option grants pursuant to the provisions of the 1999 Director Stock Option Plan. Under the 1999 Director Stock Option Plan, each individual who first becomes a non-employee Board member after the date of PlanetRx's initial public offering will be granted an option ("Initial Option") to purchase 25,000 shares of Common Stock on the date such individual joins the Board, provided such individual has not been in the prior employ of PlanetRx. Each Initial Option vests over four years, with 25% of the option shares vesting upon the completion of 12 months of service and the balance of the option shares vesting in equal monthly installments upon the completion of each of the next 36 months of service. In addition, at each Annual Meeting of Stockholders, beginning in 2000, each individual who will continue to be a director after such Annual Meeting will receive an additional option ("Annual Option") to purchase 10,000 shares of Common Stock. Each director who received an Initial Option under the 1999 Director Stock Option Plan will not receive the Annual Option in the same calendar year. The Annual Option will vest monthly over the one-year period after the option grant date. The exercise price for each option grant will be equal to the fair market value per share of Common Stock on the option grant date.

     Dr. Lazarus has waived his rights to any options to which he is entitled under the 1999 Director Stock Option Plan.

     Directors are eligible to receive options and be issued shares of Common Stock directly under the 1999 Equity Incentive Plan and PlanetRx's 2002 Equity Participation Plan, and directors who are also employees of PlanetRx are also eligible to participate in PlanetRx's Employee Stock Purchase Plan.

     Employment Contracts; Compensation Arrangements; Termination of Employment and Change-in-Control Arrangements

     The PlanetRx 1999 Equity Incentive Plan, provides that all options and other awards granted under the plan, including options granted to our executive officers, will become fully vested if a change in control of PlanetRx occurs, unless the options or awards are assumed by the surviving corporation or its parent or if the surviving corporation or its parent substitutes comparable options or awards for options or awards granted under our plan. Also, under the 1999 Equity Incentive Plan, if an optionee is involuntarily terminated within 12 months following a change in control, the vesting of his option or restricted stock award will fully accelerate. As noted above, Messrs. Beindorff and Steele's options were cancelled pursuant to the terms of the merger agreement in connection with the Paragon transaction described above.

     The PlanetRx 1999 Equity Incentive Plan provides that all options and other awards granted under the plan granted to our executive officers, will become fully vested if a change in control of PlanetRx occurs, unless the options or awards are assumed by the surviving corporation or its parent or if the surviving corporation or its parent substitutes comparable options or awards for options or awards granted under our plan. Also under the 1999 Equity Incentive Plan, if an optionee is involuntarily terminated within 12 months following a change in control, the vesting of his option or restricted stock award fill fully accelerate. As noted above, Messrs. Beindorff and Steele's options were cancelled pursuant to the terms of the merger agreement in connection with the Paragon transaction described above.

     Michael Beindorff became the Chief Executive Officer of PlanetRx in April 2000 and Chairman of the Board in August 2000. He resigned as Chairman of the Board and Chief Executive Officer when we closed our merger with Paragon on May 31, 2002. He continued as a director of our company until his resignation on August 27, 2002. We had an employment agreement with Mr. Beindorff under which he received an annual base salary of $300,000 and quarterly guaranteed bonuses of $25,000 during 2001.

     Mr. Beindorff's employment with PlanetRx terminated upon closing of our merger with Paragon pursuant to a separation agreement dated as of April 22, 2002 between PlanetRx and Mr. Beindorff. Under the separation agreement, PlanetRx agreed to pay to Mr. Beindorff an amount equal to the lesser of:

        o all accrued and unpaid salary and bonuses due him from PlanetRx through his employment termination date plus a terminating event bonus in the amount of $75,000, or

        o one-third of all funds received by or on behalf of PlanetRx or its affiliates, successors or assigns from Revelation America Incorporated or its affiliates, successors and assigns at any time from the date of the separation agreement until the two-year anniversary of the occurrence of the Paragon transaction; provided, however, that PlanetRx will be obligated to make such termination payment to Mr. Beindorff only if, and to the extent that, any funds are received from Revelation.

     PlanetRx and each of Todd Steele and Paul Risner are parties to an employment retention agreement entered into as of November 2, 2001, and amended as of April 22, 2002. The retention agreement, which the parties entered into in contemplation of the dissolution, merger or sale of PlanetRx, provided for the executive to continue to provide services to PlanetRx through the date of final disposition of PlanetRx, whether by sale, merger or dissolution, such as the Paragon transaction described above, unless earlier terminated. Under the retention agreement, the executive is entitled to receive as a result of the transaction with Paragon, a termination payment in an amount equal to the lesser of:

        o all accrued and unpaid salary and bonuses due him from PlanetRx through the occurrence of the Paragon transaction plus a terminating event bonus in the amount of $75,000, or

        o one-third of all funds received by or on behalf of PlanetRx or its affiliates, successors or assigns from Revelation at any time from April 22, 2002, until the two-year anniversary of the occurrence of our merger with Paragon; provided, however, PlanetRx will be obligated to make such termination payment to Messrs. Steele and Risner only if, and to the extent that, any funds are received from Revelation.

     On May 31, 2002 PlanetRx assigned to each of Messrs. Beindorff, Risner and Steele a one-third interest in PlanetRx's interests, rights and benefits under the licensing agreement dated August 14, 2001, as amended as of November 28, 2001 with Revelation. The assignment was undertaken in connection with PlanetRx's obligation under Mr. Beindorff's separation agreement and Messrs. Steele's and Risner's respective employment retention agreements, to pay each of them the lesser of one-third of all funds received by PlanetRx from Revelation, or all accrued and unpaid salary bonuses and a termination bonus of $75,000.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 3, 2002 regarding the beneficial ownership of our shares of common stock by

        o each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock,

        o each present director, and

        o all of our present executive officers and directors as a group.

  Name and Address                  Number of Shares        Approximate
 of Beneficial Owner                Beneficially Owned      Percent of Class
 -------------------                ------------------      ----------------
Paul K. Danner                      19,699,928(1)               31.7%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Christopher Liston                  14,428,685                  23.2%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Steven A. Burleson                  6,341,124(2)                 9.3%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Harold Lazarus                        852,811                    1.4%
6 North Sea Drive
Southampton, New York 11968

All executive officers and         41,322,548(1)(2)             60.6%
directors as a group (4 persons)
-------------------

     (1) Includes 825,000 shares held in a custodial accounts for the benefit of Mr. Danner's minor children of which Mr. Danner is a custodian.

     (2) Includes 6,000,000 shares issuable upon the exercise of currently exercisable options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We are not involved in any transactions with any director, executive officer, or nominee for director or any security holder of more that 5% of any class of our voting securities, except for employment agreements with Steven A. Burleson, our Chief Executive Officer and Interim Chief Financial Officer, Paul
K. Danner, our Chairman of the Board of Directors, and Christopher Liston, our Executive Vice President.

     Steven A. Burleson

     PlanetRx and Steven Burleson entered into a three year employment agreement providing for Mr. Burleson to serve as our Chief Executive Officer commencing as of September 4, 2002. Mr. Burleson's employment agreement provides for:

        o an annual salary of $200,000 commencing on the date PlanetRx or our subsidiary, Paragon Homefunding, Inc., closes its first acquisition of, or business combination with, an operating financial services company. At that time, PlanetRx will pay the accrued salary in one lump sum and will begin to pay Mr. Burleson his salary in accordance with the terms of the employment agreement;

        o an annual bonus based on the performance of certain performance objectives, the amount and nature of which to be mutually determined by PlanetRx and Mr. Burleson, and with a guaranteed bonus for 2002 to be no less than $30,000, payable in January 2003;

        o an option to purchase 16,000,000 shares of our common stock at an exercise price of $0.10 per share and vesting as follows:

                o to the extent of 1,000,000 shares of common stock during the period commencing on September 4, 2003 and terminating on September 4, 2007;

                o to the extent of 1,000,000 shares of common stock during the period commencing on September 4, 2004 and terminating on September 4, 2007;

                o to the extent of 1,000,000 shares of common stock during the period commencing on September 4, 2005 and terminating on September 4, 2007; and

                o to the extent of 7,000,000 shares of common stock during the period commencing on (i) September 4, 2006, or (ii) to the extent of One Million Option Shares on the initial date prior to September 4, 2006, when we publish audited annual financial statements which reflects annual revenues of at least (A) $25,000,000, (B) $50,000,000, (C) $100,000,000,
                    (D) $150,000,000,  (E) $200,000,000,  (F) $300,000,000,  and
                    (G) $400,000,000, respectively, and terminating on September 4, 2007.

     Mr. Burleson shall be entitled to a reasonable monthly car allowance and stipend to cover club dues, in an amount to be mutually determined by PlanetRx and Mr. Burleson, and all such amounts shall accrue until PlanetRx or our subsidiary, Paragon closes its first acquisition of, or business combination with, an operating financial services company.

     Mr. Burleson's amended and restated employment agreement provides that it may be terminated prior to the expiration date:

        o by PlanetRx for "cause," as that term is defined in the employment agreement;

        o by Mr. Burleson at any time within 12 months after a "change in control," as that terms is defined in the employment agreement, upon 30 days written notice; and

        o by PlanetRx at any time within 12 months after a change in control upon written notice, in which case PlanetRx is responsible to pay Mr. Burleson an amount equal to the salary which would have been payable to him for the remaining term of the employment agreement.

     Further, if Mr. Burleson becomes disabled for a continuous period of 30 days PlanetRx has the right to terminate Mr. Burleson's employment under the employment agreement.

     Paul K. Danner

     PlanetRx and Paul Danner entered into a three year employment agreement in consideration for the termination of an amended and restated employment agreement with our subsidiary Paragon, providing for Mr. Danner to serve as our Chairman of the Board. Mr. Danner's employment agreement provides for:

        o an annual salary of $200,000 commencing on September 1, 2002 which will accrue until the earlier of PlanetRx securing initial investments of at least $500,000,or PlanetRx or our subsidiary Paragon, closes its first acquisition of, or business combination with, an operating financial services company. At that time, PlanetRx will begin to pay Mr. Danner his salary in accordance with the terms of the employment agreement;

        o Mr. Danner also has accrued but unpaid salary based on an annual rate of $180,000 from August 4, 2001 through May 31, 2002, and at an annual rate of $120,000 from June 1, 2002 through August 31, 2002 under the terminated restated and amended employment agreement with Paragon. All accrued and unpaid salary owed to Mr. Danner under the terminated restated and amended employment agreement with Paragon and his employment agreement with PlanetRx will be paid by PlanetRx in one lump sum upon the occurrence of the earlier of:

                o   PlanetRx   closing   its  first   acquisition   or  business
                    combination with an operating financial services company, or

                o the date PlanetRx or our subsidiary has raised an aggregate of $1,500,000 in funding.

     Mr. Danner's employment agreement provides that it may be terminated prior to the expiration date:

        o by PlanetRx for "cause," as that term is defined in the amended and restated employment agreement;

        o by Mr. Danner at any time within 12 months after a "change in control," as that term is defined in the employment agreement, upon 30 days written notice; and

        o by PlanetRx at any time within 12 months after a change in control upon written notice, in which case PlanetRx is responsible to pay Mr. Danner an amount equal to the salary which would have been payable to him for the remaining term of the employment agreement.

     Further, if Mr. Danner becomes disabled for a period of 30 days, PlanetRx has the right to terminate Mr. Danner's employment under the employment agreement.

     Christopher Liston

     PlanetRx and Christopher Liston entered into a three year employment agreement in consideration for the termination of an employment agreement with our subsidiary Paragon, providing for Mr. Liston to serve as our Executive Vice President, Business Development commencing as of November 1, 2002. Mr. Liston's employment agreement provides for:

        o an annual salary of $150,000 commencing on November 1, 2002 which will accrue until PlanetRx or our subsidiary Paragon, closes its first acquisition of, or business combination with, an operating financial services company. At that time, PlanetRx will pay the accrued salary in one lump sum and will begin to pay Mr. Liston his salary in accordance with the terms of the employment agreement;

     Mr. Liston's employment agreement provides that it may be terminated prior to the expiration date:

        o by PlanetRx for "cause," as that term is defined in the amended and restated employment agreement;

        o by Mr. Liston at any time within 12 months after a "change of control," as that term is defined in the employment agreement, upon 30 days written notice; and

        o by PlanetRx at any time within 12 months after a change in control upon written notice, in which case PlanetRx is responsible to pay Mr. Liston an amount equal to the salary which would have been payable to him for the remaining term of the employment agreement.

     Further, if Mr. Liston becomes disabled for a period of 30 days, PlanetRx has the right to terminate Mr. Liston's employment under the employment agreement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Three directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

     Nominees for Directors

     All three of the nominees are currently directors of PlanetRx. The following table sets forth each nominee's age as of December 3, 2002, the positions and offices presently held by him with us, and the year in which he became a director. The Board recommends a vote FOR all nominees. The person named as proxy intends to vote all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.


                                                                                    Director
Name                      Age      Positions and Offices Held                        Since
---------------------------------------------------------------------------------------------

                                   Chief Executive Officer, Interim Chief           September, 2002
Steven A. Burleson        43       Financial Officer and Director

Paul K. Danner            45       Chairman of the Board of Directors, Director,    May, 2002
                                   Secretary and Treasurer

Harold Lazarus, Ph.D      75       Director                                         May, 2002


     Steven A. Burleson

     Mr. Burleson has served as a director of PlanetRx and as our Chief Executive Officer and Interim Chief Financial Officer since September 5, 2002, and as a Vice President of our subsidiary, Paragon, since October 11, 2002. From May 2001 through September 2002, Mr. Burleson had acted as a financial and operations consultant to various companies, including our subsidiary, Paragon, in the technology, retail and financial services industries. From October 2000 until May 2001, Mr. Burleson had served as Chief Operating Officer and Chief Financial Officer of MyTurn.com, Inc. MyTurn.com later filed for protection under the federal bankruptcy laws in March 2001. Mr. Burleson had also served as the Chief Financial Officer of WESCO International, Inc., a Fortune 500 New York Stock Exchange listed company, from November 1998 through October 2000, its Vice-President from November 1997 through November 1998, and its Corporate Controller from January 1995 through November 1998. Mr. Burleson received his B.S. in Business Administration with Distinction from George Mason University in 1982 and he is a certified public accountant.

     Paul K. Danner

     Mr. Danner has served as a director of PlanetRx since June 1, 2002, our Secretary and Treasurer from June 2, 2002, and our Chairman of the Board since September 5, 2002. Mr. Danner also served as our Vice Chairman of our Board and our Secretary and Treasurer from June 2, 2002 through September 5, 2002. Mr. Danner has served as a director of our subsidiary Paragon since August 2, 2001, and served as Paragon's Chief Executive Officer from August 3, 2001 to March 1, 2002. Since then he has also served as Paragon's Vice Chairman of the Board. From January 1999 until October 2000 Mr. Danner was employed by MyTurn.com, Inc. serving as Chief Operating Officer of MyTurn.com's subsidiary e.TV Commerce from January 1999 to June 1999, he was promoted to President of MyTurn in June 1999 and Chief Executive Officer in November 1999. From April 2000 until October 2000 he served as Executive Vice President assigned to the Office of the President of MyTurn.com. MyTurn.com later filed for protection under the federal bankruptcy laws in March 2001. From 1997 to 1998, Mr. Danner served as Vice President of Operations for Zekko Corp., a development-stage company involved in the development of high-speed data and video communications, and was the Managing Partner of

Technology Ventures, a management consultancy from 1996 to 1997. Mr. Danner earned his Bachelor of Science degree in Business Finance from Colorado State University in 1979, and an MBA from Old Dominion University in 1986. Mr. Danner served on active duty with the United States Navy where he flew the F-14 Tomcat, and currently holds the rank of Captain in the United States Naval Reserve. He is a licensed Mortgage Broker in the State of Florida.

     Harold Lazarus, Ph.D

     Mr. Lazarus has served as a director of PlanetRx since June 1, 2002 and has served as a director of our subsidiary Paragon since October 30, 2001. Dr. Lazarus serves as the Mel Weitz Distinguished Professor of Management at the Hofstra University Frank G. Zarb School of Business (the "Hofstra Business School"), a position he has held since 1980. From 1973 to 1980, Dr. Lazarus served as Dean of the Hofstra Business School. Dr. Lazarus is an organization development consultant who lectures in Europe, Asia, North America and South America on leadership, time management, total quality management, managing change, effective meetings, problem solving, decision making and communications. Dr. Lazarus was Professor of Management at the New York University Graduate School of Business Administration for ten years, and he also taught at Columbia University Graduate School of Business and Harvard University Graduate School of Business Administration, the Cornell University School of Industrial and Labor Relations, American College and The New School. Dr. Lazarus has served on several boards of directors of public companies in the past, including MyTurn.com, Inc. (which filed for protection under the federal bankruptcy laws in March 2001) from March 1997 to March 2001, and Graham-Field Health Products, Inc. Facelifters Home Systems, Inc. during the last five years. Dr. Lazarus has also served on the Boards of Directors for Ideal Toy Corporation, Superior Uniform Group, Inc., Stage II Apparel Corporation, Diplomat Electronics Corporation and Bond Clothing Stores. Dr. Lazarus is currently a director and Chairman of the Board for The Sweet Life, Inc., a privately held corporation that is a licensor of, and markets, a line of all-natural, sugar free, grain free, low-carbohydrate, dessert mixes. Dr. Lazarus also sits on the Boards of Directors of several other privately held companies. Dr. Lazarus has published seven books and more 65 articles on business management. He also chairs the board of Phi Beta Kappa Alumni of Long Island (New York). Dr. Lazarus received a Masters of Science Degree and a Doctor of Philosophy Degree in Management and Marketing from Columbia University's Graduate School of Business.

     There are no family relationships among any of our executive officers and directors.

     Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

     Board Committees

     The Compensation Committee of our Board of Directors has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and certain other executive officers of PlanetRx and to administer our 1999 Equity Incentive Plan and Employee Stock Purchase Plan. We are not intending to make any further grants out of our 1999 Equity Incentive Plan or Employee Stock Purchase Plan. We have adopted our 2002 Equity Participation Plan which is subject to stockholder approval as described under Proposal 4 of this proxy statement. In addition, the Compensation Committee has the responsibility for approving the individual bonus programs for the Chief Executive Officer and certain other executive officers. The Compensation Committee periodically evaluates the effectiveness of the compensation program in linking our performance and executive pay. Additionally, the Compensation Committee is routinely consulted to approve the compensation package of a newly hired executive or of an executive whose scope of responsibility has changed significantly.

     Until May 23, 2001, the Compensation Committee consisted of three outside directors: David M. Beirne, Michael Moritz, and Len Purkis. From the resignation of those three outside directors until May 31, 2002, Michael Beindorff and Paul Risner, then both employee directors, served as the Compensation Committee. Michael Beindorff ceased being our employee on May 31, 2002 and continued to serve as our sole compensation committee member from June 1 to August 27, 2002, when he resigned as a director. Currently we have not appointed replacements to the Compensation Committee. The Committee has not approved any new compensation structures since the resignation of PlanetRx's outside directors on May 23, 2001. The respective amendments of Messrs. Beindorff's, Risner's and Steele's compensation structure in connection with the Paragon transactions as described above under "Executive Compensation - Employment Contracts; Compensation Arrangements; Termination of Employment and Change-in-Control Arrangements": was approved by the Board as a whole.

     PlanetRx currently has neither a nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions, nor an audit committee, charged with reviewing and making recommendations regarding our employment of independent auditors, the annual audit of our financial statements and our internal accounting controls, practices and policies. These functions are performed by the Board as a whole. The Board will consider stockholder recommendations for Board positions which are made in writing to our Chairman of the Board.

     Meetings

     The Board held six meetings during the fiscal year ended December 31, 2002. All of the directors attended all such meetings with the exception of Mr. Burke, who did not attend any of the meetings prior to his resignation on May 23, 2001.

     Section 16(a) Beneficial Ownership Reporting Compliance

     The directors and officers of PlanetRx and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their 2001 transactions in the common stock and their common stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2001, PlanetRx believes that all reporting requirements under Section 16(a) for 2001 were met in a timely manner by its directors, officers, and greater than ten-percent stockholders.

         PROPOSAL 2: APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF
              INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

     The Board of Directors recommends that stockholders approve an amendment to our Restated Certificate of Incorporation to change our name to "Paragon Financial Corporation". Our current name, PlanetRx.com, Inc. was descriptive of our online prescription drug fulfillment business, which we ceased operating in March 2001. We plan to enter the financial services market through acquisitions. We want to change our name to "Paragon Financial Corporation" because our current name, "PlanetRx.com, Inc.," does not describe our new business, and in the view of our Board of Directors, will be confusing to our future customers, potential acquisition candidates, the investing public, and others with whom we have or may have business relationships in the future.

     Recommendation and Required Vote

     The affirmative vote of the holders of a majority of our outstanding of common stock present at the meeting, in person or by proxy, is required for approval of this proposal. Our Board of Directors recommends a vote FOR this proposed amendment to our Restated Certificate of Incorporation.

             PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     PlanetRx's Restated Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, par value $.0001 per share. Our Board of Directors has adopted resolutions approving and submitting to a vote of the stockholders an amendment to ARTICLE IV of our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.

     The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which may be issued in the future to facilitate such corporate purposes as the Board of Directors may determine in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions, stock options and other equity benefits under employee benefit plans. The increase in the number of authorized shares of common stock would also enable the us to promptly take advantage of market conditions and the availability of favorable opportunities that may arise in the future without the delay and expense associated with holding a meeting of stockholders to obtain approval to increase the number of shares of common stock authorized for issuance at that time.

     As of December 3, 2002, PlanetRx had 200,000,000 shares of common stock authorized and 62,192,739 shares issued and outstanding, leaving 137,807,261 shares of common stock available for issuance. Of that amount available for issuance, we have issued stock options to purchase 16,408,000 shares of common stock, and we have entered into an Agreement and Plan of Merger dated as of October 14, 2002 with Mortgage Express, Inc. and our wholly owned subsidiary, Paragon Homefunding, Inc. under which Paragon will merge into Mortgage Express, Mortgage Express will become our wholly owned subsidiary, and we will issue 52,329,735 shares of common stock in conversion of all of the outstanding Mortgage Express shares of common stock. This merger is subject to the fulfillment of customary closing conditions, including among other things, obtaining necessary approvals from certain state banking and lending regulatory authorities. We cannot predict when or if this transaction will close. If all these shares of common stock are issued, there will be 69,069,526 shares of common stock available for issuance. We are not seeking the approval of our stockholders for this merger. Additionally, we do not need to increase the number of shares of common stock authorized for issuance to complete our transaction with Mortgage Express.

     PlanetRx may seek to raise funds and/or use its shares of common stock to acquire operating companies in the financial services industry and additional shares will likely be issued if PlanetRx is successful in obtaining financing and acquiring other financial services businesses. Also, we may decide to issue shares of common stock for other corporate purposes as mentioned above. Consequently, the Board of Directors is seeking stockholder approval to increase the number of authorized shares of common stock as described in this section of the proxy statement. Other than described in this section of the proxy statement, granting of warrants or options, possibly raising of additional equity capital and possibly acquiring operating companies through the issuance of common stock, PlanetRx has no specific plans at this time to issue additional shares of common stock. In any event, although we expect to issue shares of common stock in the future for these purposes, we have not determined and cannot predict when we will issue shares in the future or how many shares we will issue, beyond our current number of authorized shares of common stock.

     After filing the amendment, the Board of Directors will be authorized to issue any of the additional authorized shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion, except as may otherwise be required by applicable law or the rules of any exchange on which the common stock may be listed. At the present time shares of our common stock are traded on the over-the-counter Bulletin Board.

     One result of an increase in the number of shares of authorized common stock may be to help the Board of Directors discourage or render more difficult a change in control. For example, the additional shares could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of PlanetRx, whether or not the change of control is favored by a majority of unaffiliated stockholders. PlanetRx could also privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. The Board of Directors is not seeking approval of this amendment to our Restated Certificate of Incorporation with the intention of using the additional shares for anti-takeover purposes, although the Board of Directors could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of PlanetRx. The Board of Directors is not aware of any proposed or contemplated transaction of this type.

     The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the amount of shares issued.

     The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our Restated Certificate of Incorporation, holders of common stock do not have preemptive rights. The amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of common stock.

     Recommendation and Required Vote

     The affirmative vote of the holders of a majority of our outstanding common stock is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of the proposed amendment to the Restated Certificate of Incorporation.

              PROPOSAL 4 - RATIFICATION OF THE PLANETRX 2002 EQUITY
                               PARTICIPATION PLAN

     PlanetRx's Board of Directors has unanimously approved, subject to stockholder approval, the PlanetRx.com, Inc. 2002 Equity Participation Plan. We have reserved up to 100,000,000 shares of common stock for issuance upon the exercise of stock options or as restricted stock grants. The following statements include summaries of certain provisions of the plan.

     The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan, a copy of which is attached as Appendix A to this proxy statement and is available at our offices.

General Information

     The Plan provides for the granting of restricted stock and options to purchase up to a maximum of 100,000,000 shares of common stock, $.0001 par value per share, of PlanetRx. The plan was adopted by our Board of Directors on June 2, 2002.

     The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, nor is it a "qualified" plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan provides for appropriate adjustments in the number of reserved shares in the event of stock dividends, stock splits, recapitalizations and other changes in our capital structure. The plan also provides for reload options (which are described below under the heading "Reload Feature") and alternate stock appreciation rights.

Purpose

     The purpose of the plan is to advance the interests of PlanetRx by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us and our subsidiaries PlanetRx, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors, and non-employees to whom an offer of employment has been extended, to acquire proprietary interests in PlanetRx, and by providing such employees, non-employee directors, consultants, advisors, and non-employees with an additional incentive to promote the success of PlanetRx.

Administration

     The plan provides for its administration by the Board or by a committee consisting of at least two individuals chosen by the Board. The Board or the committee has authority (subject to the provisions of the plan) to select from the group of eligible employees, non-employees to whom an offer of employment has been extended, non-employee directors, consultants and advisors the individuals or entities to whom restricted stock or options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the committee is authorized to interpret the plan and the interpretation and construction by the Board or the committee of any provision of the plan or of any option granted thereunder shall be final and conclusive. The receipt of options or restricted stock by directors or any members of the committee shall not preclude their vote on any matters in connection with the administration or interpretation of the plan. We currently do not have a committee to administer the plan. Accordingly the Board administers the plan at this time.

Eligibility - Generally

     Subject to certain limitations and conditions in the plan, restricted stock and options to purchase shares may be granted to persons who, in the case of Incentive Stock Options, are employees of, either PlanetRx or any parent or subsidiary of PlanetRx including directors and officers of PlanetRx and non-employees to whom an offer of employment has been extended, or in the case of nonstatutory stock options and restricted stock grants, are employees including directors and officers or non-employee directors or certain consultants or advisors to, either PlanetRx or any parent or subsidiary of PlanetRx and non-employees to whom an offer of employment has been extended. At December 3, 2002, approximately four employees and one non-employee director were eligible to receive options or restricted stock grants under the plan.

Stock Options

     Nature of Options

     The Board or the committee may grant options under the plan which are intended to meet the requirements of Section 422 of the Code relating to "incentive stock options." The Board or committee may also grant option under the plan that do not so qualify which we refer to as "nonstatutory stock options". The federal income tax consequences of the grant and exercise of incentive stock options and nonstatutory stock options are described below under "Federal Income Tax Consequences."

     Reload Feature

     The Board or the committee may grant options with a reload feature subject to the terms of the plan, applicable only when options being exercised by a holder are paid by delivery of shares of common stock or by having PlanetRx reduce the number of shares otherwise issuable to a holder ("Net Exercise"). The reload stock option allows the holder to exercise an option (the "First Option") and to receive another option (the "Reload Option") for

        o the number of shares of common stock used to pay for the First Option (or not issued in the case of Net Exercise), and

        o with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of those Nonstatutory Stock Option.

A Reload Option may also have a reload feature. The reload feature must be included in the stock option agreement entered into by PlanetRx and the holder of the option. The term of the Reload Option shall be equal to the remaining option term of the First Option. None of the options granted under the plan as of December 3, 2002 was a Reload Option.

     Option Price

     The option price of the shares underlying an incentive stock option may not be less than the fair market value (as such term is defined in the plan) of the shares of common stock on the date upon which the option is granted. In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of PlanetRx or of a parent or subsidiary corporation of PlanetRx (a "10% Stockholder"), the option price of the shares subject to that option must be at least 110% of the fair market value of the shares of common stock on the date upon which that option was granted.

     The option price of shares of common stock underlying nonstatutory stock options will be determined by the Board or the committee, in its discretion, at the time of grant and need not be equal to or greater than the fair market value for shares of our common stock.

     On December 3, 2002, the closing price for our common stock, as reported by the Over-the-Counter Bulletin Board, was $0.45 per share.

     Exercise of Options

     Option holders may exercise options granted under the plan by delivering a written notice to PlanetRx indicating of the number of shares of common stock with respect to which the option is being exercised. The notice shall be accompanied, or followed within ten (10) days, by payment of the full option price for the shares of common stock which shall be made by the holder's delivery of

        o a check payable to the order of PlanetRx in such amount, or

        o previously acquired shares of common stock, the fair market value of which shall be determined as of the date of exercise, or

        o if provided for in the stock option agreement, a check in an amount at least equal to the par value of the common stock being acquired, together with a promissory note, in the form and upon such terms as are acceptable to the Board or the committee, in an amount equal to the balance of the exercise price, or

        o a combination of any of the above methods.

     Duration of Options

     No incentive stock option granted under the plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% Stockholder, that option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory stock options granted under the Plan may be of a duration that the Board or the committee determines.

     Non-Transferability

     Options granted under the plan are not transferable otherwise than by will or the laws of descent and distribution and generally, those options are exercisable, during an optionee's lifetime, only by the optionee. A nonstatutory stock option may be transferred, upon the approval of the Board or the committee, in whole or in part during a holder's lifetime, to a holder's family members, through a gift or domestic relations order, subject to the terms and conditions of the plan.

     Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor to, PlanetRx or a parent or subsidiary corporation of PlanetRx shall be terminated for cause, or such employment or services shall be terminated voluntarily by the employee, non-employee director, consultant or advisor, or a non-employee to whom an offer of employment was extended declines the offer, or PlanetRx withdraws the offer of employment to that non-employee to whom an offer of employment has been extended, any options held by those persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor, or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by PlanetRx or at the normal retirement date prescribed from time to time by PlanetRx is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the plan

        o dies while employed by PlanetRx or a parent or subsidiary corporation of PlanetRx or while serving as a non-employee director of, or consultant or advisor to, PlanetRx or a parent or its subsidiary corporation of PlanetRx, or

        o dies within three months after the termination of his employment or services other than voluntarily or for cause,

then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, PlanetRx, or a parent or subsidiary corporation of PlanetRx, then that option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Restricted Stock Grants

     Nature of Restricted Stock Grants

     The Board or the committee may authorize restricted stock grants under the plan. Restricted stock grants may be made either alone or in addition to stock options granted under the plan.

     Vesting

     The Board or the committee may specify the vesting periods of the restricted stock grant and other terms and conditions which the Board or committee deems appropriate.

     In determining vesting requirements of restricted stock grants, the Board or committee may impose restrictions which it may deem advisable including among other things, length of service of the grantee, corporate performance and attainment of individual or group performance objectives.

     Ownership

     During the period while the restricted stock grants are subject to restriction or have not vested, the grantee will be the record owner of the shares of common stock underlying the restricted stock grant. Accordingly, the holder is entitled to vote those shares. However, any dividends or other distributions on those shares of common stock will be held by PlanetRx or a third party subject to the same restrictions as the restricted stock grant.

     Forfeiture

     Unless the Board of committee determines otherwise at the time of the restricted stock grant, generally, a grantee will forfeit all shares of common stock underlying restricted stock grants which have not previously vested, if the grantee is no longer employed or engaged by, or serves as a director of, PlanetRx or its parent or its subsidiary. All forfeited shares of common stock shall be returned to PlanetRx, along with any dividends or other distributions on those shares, if any. However, if the Board approves a plan of liquidation, or merger or consolidation in which more than 50% of the continued voting power of PlanetRx or the entity surviving in the transaction is no longer represented by voting securities in PlanetRx, the restricted stock grant will automatically vest.

     Non-Transferability

     Shares  of  common  stock  underlying   restricted  stock  grants  are  not
transferable until those shares vest.

Amendment and Termination

     The plan (but not options or restricted stock granted under the plan) shall terminate on June 1, 2012, ten years from the date that it was adopted by the Board. Subject to certain limitations, the plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Plan Benefits

     At December 3, 2002 options to purchase 16,000,000 shares of common stock had been granted to our chief executive officer who is also a director, and an option to purchase 408,000 shares of common stock had been granted to an employee who previously was a consultant to PlanetRx. Also, at December 3, 2002, a restricted stock grant of 1,705,622 shares had been made to a consultant, who is now an employee, as mentioned above, and a restricted Stock grant of 852,811 shares had been made to one non-employee director, each of which has vested in full.

Federal Income Tax Consequences

     Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a nonstatutory stock option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to PlanetRx's grant of non-statutory stock options. Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us. Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in those shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. That gain or loss will be capital gain or loss and will be long-term if the common stock were held for more than twelve months, or short term if the common stock were held for twelve months or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

     Incentive Stock Options

     Options granted under the plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an Incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes the shares transferred to him upon exercise of the incentive stock option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Generally, we will not be allowed a deduction with respect to an incentive stock option. However, if an optionee fails to meet the foregoing holding period requirements (a so called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, those options will not be incentive stock options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.

     Recommendation and Required Vote

     The affirmative vote of the holders of a majority of our outstanding common stock present at the meeting, in person or by proxy, is required for approval of this proposal. Our Board of Directors recommends a vote FOR the ratification of our 2002 Equity Participation Plan.

             PROPOSAL 5: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT SHAREHOLDER ACTION BY WRITTEN
                                    CONSENT.

     PlanetRx's Restated Certificate of Incorporation currently prohibits any action required to be taken or that may be taken at any annual or special meeting of our stockholders to be taken by written consent. Our Board of Directors has adopted resolutions approving and submitting to a vote of our stockholders an amendment to ARTICLE VIII of our Restated Certificate of Incorporation to allow for actions to be taken by our stockholders by written consent.

     This amendment to our Restated Certificate of Incorporation would permit our Board of Directors, acting with the approval of holders of a majority of our outstanding voting shares, to quickly effectuate corporate actions requiring stockholder approval as may be required in the future without the expense and delay associated with a meeting of stockholders. Nonconsenting shareholders would still have the benefits afforded to them under the General Corporation Law of the State of Delaware, the state of our incorporation, and any applicable Federal securities law or rule. If action is taken by written consent of a majority of our shares, with the approval of our Board of Directors, we would be required under Delaware law to provide our stockholders who did not give their written consent to the action with prompt written notice of the taking of the action. Furthermore, as a company which files reports with the Securities Exchange Commission under the Securities Exchange Act of 1934, we would also be required to furnish all of our stockholders, including the stockholders who did not give their written consent to the action, with an information statement describing the action to be taken, prior to the taking of the proposed action, and we will only be able to effect the action at least 20 days after the information statement is sent to our stockholders.

     ARTICLE VIII of our Restated Certificate of Incorporation, as proposed to be amended, is attached as Appendix B to this proxy statement.

     Recommendation and Vote

     The affirmative vote of the holders of a majority of our outstanding common stock is required for approval of this proposal. The Board recommends a vote FOR adoption of this proposed amendment to our Restated Certificate of Incorporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP has served as our auditors since 1997 and was selected as our independent public accountants with respect to the fiscal year ended December 31, 2001.

     It is not expected that a representative of PricewaterhouseCoopers LLP will attend the meeting.

     Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for the 2001 fiscal year and the review of the financial statements included in our Forms 10-Q for that fiscal year were approximately $51,000.

     Financial Information Systems Design and Implementation Fees

     During fiscal 2001, PricewaterhouseCoopers did not render to us any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

     All Other Fees

     There were no fees billed for services rendered by PricewaterhouseCoopers LLP for fiscal 2001, other than the services described above under "Audit Fees".

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Ponte Vedra Beach, Florida by August 11, 2003 for inclusion in our proxy statement and form of proxy relating to such meeting. We, however, intend to hold our next annual meeting earlier in 2003 than in 2002. Accordingly, we suggest that stockholder proposals intended to be presented at the next annual meeting be submitted well in advance of April 15, 2003, the earliest date upon which we anticipate the proxy statement and form of proxy relating to such meeting will be released to stockholders.

     The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

     o Stockholder Proposals. In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting. To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the proxy statement for the prior year's annual meeting of stockholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the proxy statement for the current year. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

        o a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

        o the name and address of the stockholder proposing such business;

        o the class and number of our shares which are beneficially owned by such stockholder; and

        o any material interest of such stockholder in such business.

     o Stockholder Nominees. In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

        o the day on which the notice of the date of the meeting was mailed to stockholders, or

        o the day on which such public disclosure of the meeting date was made.

     The stockholder sending the notice of nomination must describe various matters, including such information as:

        o the name, age, business and residence addresses, occupation or employment and shares held by the nominee;

        o any other information relating to such nominee required to be disclosed in a proxy statement; and

        o the name, address and number of shares held by the stockholder.

     These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

     Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida 32082. The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1 through 5 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                           ANNUAL REPORT ON FORM 10-K

     This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2001, as amended.



                                                        Steven A. Burleson
                                                        Chief Executive Officer
Ponte Vedra Beach, Florida
December 4, 2002

                               PlanetRx.com, Inc.
                         2002 Equity Participation Plan
                     (as amended through September 3, 2002)

     1. Purpose of the Plan. The PlanetRx.com, Inc. 2002 Equity Participation Plan (the "Plan") is intended to advance the interests of PlanetRx.com, Inc. (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options, as later defined, and "Restricted Stock," to employees, non-employee Directors, consultants and advisors.

     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or by a committee (the "Committee") consisting of at least two (2) persons chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option, or with respect to any Restricted Stock, granted under it shall be final and conclusive. The receipt of Options or Restricted Stock by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     3. Shares Subject to the Plan. The shares subject to Options granted under the Plan, and shares granted as Restricted Stock under the Plan, shall be shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options or as Restricted Stock granted under the Plan shall not exceed in the aggregate one hundred million (100,000,000) shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan. In the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall again be available for Options and grants of Restricted Stock under the Plan. In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Sections 13(b) or 27 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan.

     4. Participation. The class of individuals that shall be eligible to receive Options ("Optionees") and Restricted Stock ("Grantees") under the Plan shall be (a) with respect to

Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof and Restricted Stock described in Section 17 hereof, all employees, and non-employee Directors of, or consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company; provided, however, neither Nonstatutory Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Options and Restricted Stock shall be granted, and the number of shares to be covered by each Option and each Restricted Stock grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant. For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Options granted to such individual shall not be exercisable, and the Restricted Stock granted shall not vest, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the Company, the Options and/or Restricted Stock granted shall be considered null and void.

     5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, and the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

     6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to "incentive stock options," and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

          (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

          (b) Each Incentive Stock Option under the Plan must be granted prior to June 1, 2012, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

          (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value (as defined in subsection (f) of this Section 6) of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Incentive Stock Option is granted.

          (d) No  Incentive  Stock  Option  granted  under  the  Plan  shall  be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 12 hereof.

          (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

          (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market ("Nasdaq") or traded on the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange or Nasdaq, or on the Over-the-Counter market, as reported by the exchange, Nasdaq or the National Association of Securities Dealers OTC Electronic Bulletin Board, or if the Common Stock is not so reported, then by the Pink Sheets, LLC, as the case may be, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of business for trading, then on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price, as the case may be, on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the ninety (90) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

     7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

          (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 4 hereof.

          (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

          (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 12 hereof).

     8. Reload Options. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 13(b)(ii)) or by having the Company reduce the number of shares otherwise issuable to an Optionee (as provided for in the last sentence of Section

13(b)) (a "Net Exercise"). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock or in the event of a Net Exercise, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option (or not issued in the case of a Net Exercise), and (ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a 10% Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

     9. Rights of Option Holders. The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

     10. Alternate Stock Appreciation Rights.
         -----------------------------------

          (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

          (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

          (c) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

          (d) The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

          (e) The amount payable by the Company to an Optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

          (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

          (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

          (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

          (i) An SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

          (j) All  references  in this  Plan to  "Options"  shall be  deemed  to
     include  "SARs"  where   applicable.

     11.  Transferability of Options.
          --------------------------

          (a) No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

          (b) Notwithstanding Section 11(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during an Optionee's lifetime, upon the approval of the Board of Directors or the Committee, to an Optionee's "family members" (as such term is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order. The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Board of Directors or the Committee may deem appropriate. As used in this Plan the terms "Optionee" and "holder of an Option" shall refer to the grantee of the Option and not any transferee thereof.

     12. Effect of Termination of Employment or Death on Options.
         -------------------------------------------------------

          (a) Unless otherwise provided in the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall be terminated for Cause (as hereinafter defined) or voluntarily by the employee, non-employee Director, consultant or advisor, then his Option shall expire forthwith. Unless otherwise provided in the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12. For purposes hereof, "Cause" shall include, without limitation, (i) conviction of, or a plea of nolo contendere to, a felony or other serious crime; (ii) commission of any act involving moral turpitude; (iii) commission of any act of dishonesty involving the Company or the performance of the Optionee's duties; (iv) breach of any fiduciary duty to the Company; (v) any alcohol or substance abuse on the part of the Optionee; (vi) the Optionee's commission of any illegal business practices in connection with the Company's business; (vii) any embezzlement or misappropriation of assets; (viii) any excessive unexcused absences from employment or service; (ix) continued and habitual neglect to perform material stated duties; (x) material breach of any provision of any employment, consulting or advisory agreement between the Optionee and the

     Company; (xi) engagement in any other misconduct that is materially injurious to the Company; or

     (xii) if the Employee is party to an agreement with the Company, anything which constitutes "Cause" thereunder as it relates to termination of employment or services. All references in the above definition of "Cause" to the Company shall be deemed to include any parent or subsidiary thereof. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a parent or subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services.

          (b) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for Cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one (1) year after such death.

          (c) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) ("Permanent Disability") while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

          (d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

          (e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed
     either   by   statute   or  by   contract.

     13. Exercise of Options.
         -------------------

          (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

          (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Board of Directors or the Committee in its sole discretion) or (iii) if provided for in the Stock Option Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Board or the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and (iii). Alternatively, if provided for in the Stock Option Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

     14.  Adjustment Upon Change in Capitalization.
          ----------------------------------------

          (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 13(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 19 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

          (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     15. Further Conditions of Exercise of Options.
         -----------------------------------------

          (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

          (b) If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     16. Restricted Stock Grant Agreement. Each Restricted Stock grant under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by the individual or entity to whom such Restricted Stock is granted. The Restricted Stock Grant Agreement shall specify the number of shares of Restricted Stock granted, the vesting periods and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

     17. Restricted Stock Grants.
         -----------------------

          (a) The Board of Directors or the Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 4 hereof.

          (b) In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the following restrictions in this Section 17(b) shall apply to grants of Restricted Stock made by the Board or the Committee:

               (i) No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and to the extent that, such shares are vested.

               (ii) Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Board or the Committee, as provided for in the Restricted Stock Grant Agreement. The foregoing notwithstanding (but subject to the provisions of (iii) hereof and subject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a Director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company. All forfeited shares shall be returned to the Company.

               (iii) Notwithstanding the provisions of (ii) hereof, non-vested Restricted Stock shall automatically vest as provided for in Section 19 hereof.

          (c) In determining the vesting requirements with respect to a grant of Restricted Stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any such restrictions shall be specifically set forth in the Restricted Stock Grant Agreement.

          (d) Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

          (e) During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Board or the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

          (f) Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

          (g) If the Company shall be reorganized, consolidated, or merged with another corporation or entity, subject to the provisions of Section 19 hereof, the shares of stock or the property, cash or securities which the holder of Restricted Stock shall be entitled to receive upon the happening of any such corporate event in respect of his Restricted Stock, shall be subject to the same restrictions to which such Restricted Stock was subject pursuant to the terms of the Restricted Stock Grant Agreement relating to such Restricted Stock, and in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to preserve the "restricted stock" nature of the Restricted Stock so converted or exchanged, or to prevent such Restricted Stock so converted or exchanged from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

          (h) If fractions of a share of Restricted Stock would result from any such adjustment, the adjustment shall be treated in the same manner as Common Stock in such corporate event.

     18. Restrictions Upon Shares; Right of First Refusal.
         ------------------------------------------------

          (a) No Optionee or Grantee (collectively, "Participant") shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock (collectively, the "Shares"), or of any beneficial interest therein (collectively a "Disposition"), except as permitted by and in accordance with the provisions of the Plan. The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Participant desiring to make such Disposition shall have complied with the provisions of the Plan.

          (b) No Participant shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

          (c) If, at any time, a Participant desires to make a Disposition of any of the Shares (the "Offered Shares") to any third-party individual or entity pursuant to a bona fide offer (the "Offer"), he shall give written notice of his intention to do so ("Notice of Intent to Sell") to the Company, which notice shall specify the name(s) of the offeror(s) (the "Proposed Offeror(s)"), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction. Thereupon, the Company shall have the option to purchase from the Participant all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

          (d) If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Participant within thirty (30) days following receipt of the Notice of Intent to Sell.

          (e) The closing of any purchase and sale of the Offered Shares shall take place sixty (60) days following receipt by the Company of the Notice of Intent to Sell.

          (f) If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (d) hereof, no Shares may be purchased by the Company, and the Participant shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer. If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of one hundred twenty (120) days after the Participant gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

          (g) All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

               "The shares represented by this certificate are subject to the provisions of the PlanetRx.com, Inc. 2002 Equity Participation Plan, a copy of which is on file at the offices of the Company."

          (h) The provisions of this Section 18 shall terminate and be of no further force or effect at such time, if ever, that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Section 13 or 15(d) thereof.

     19. Liquidation, Merger or Consolidation. Notwithstanding Section 14(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Board of Directors or the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within twenty (20) days following the date of such notice or it will be terminated. In the event such notice is given, the Option shall become immediately exercisable in full.

     20. Effectiveness of the Plan. The Plan was adopted by the Board of Directors on June 2, 2002 and was amended on September 3, 2002, by the Board of Directors to amended Section 3 hereof to increase the number of shares of Common Stock authorized for issuance pursuant to Options or Restricted Stock granted under the Plan to an aggregate of one hundred million (100,000,000) Shares. The Plan, as amended, shall be subject to approval on or before June 1, 2003, which is within one (1) year of adoption of the Plan by the Board of Directors, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) ("Stockholder Approval"). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, unless otherwise provided in the Stock Option Agreement and/or the Restricted Stock Grant Agreement, all Options and Restricted Stock that may have been granted hereunder shall become null and void.

     21. Termination, Modification and Amendment.
         ---------------------------------------

          (a) The Plan (but not Options previously granted under the Plan) shall terminate on June 1, 2012, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after termination of the Plan. The foregoing shall not be deemed to limit the vesting period for Restricted Stock granted pursuant to the Plan.

          (b) The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

          (c) The Board of Directors may at any time, on or before the termination date referred to in Section 21(a) hereof, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements. In the event Stockholder Approval is not received within one (1) year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Stock Option Agreement and/or Restricted Stock Grant Agreement (but subject to applicable law), the change and all Options, SARs and Restricted Stock that may have been granted pursuant thereto shall be null and void.

          (d) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option or Restricted Stock shall have been granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

     22. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

     23. Use of Proceeds. The proceeds from the sale of shares pursuant to Options or Restricted Stock granted under the Plan shall constitute general funds of the Company.

     24. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the

Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

     25. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

     26. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the Optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

     27. Withholding Taxes.
         -----------------

          (a) Whenever under the Plan shares of Common Stock are to be delivered to an Optionee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

          (b) The Board of Directors or the Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock. Such right may be provided to any such holder in either or both of the following formats:

               (i) The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

               (ii) The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

     28. Other Provisions. Each Option granted, and each Restricted Stock grant, under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

     29. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     30. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof.

                                   ADDENDUM B

                                  "ARTICLE VIII

     If action is to be taken by the stockholders of the corporation without a meeting, then the written consent of the holders of all of the shares of capital stock entitled to vote on such action shall be required to take such action, unless the action has been authorized by the Board of Directors of the corporation, in which case the written consents of the holders of not less than a majority of the shares of capital stock entitled to vote on such action shall be required to take such action."

                               PLANETRX.COM, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Steven A. Burleson as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of PlanetRx.com, Inc. (the "Company") held of record by the undersigned at the close of business on December 2, 2002 at the Annual Meeting of Stockholders to be held on December 20, 2002 or any adjournment thereof.

1. Election of Directors:

Nominees:

(01) Steven A. Burleson   (02) Paul K. Danner   and   (03) Harold Lazarus, Ph.D.

[   ]  _______________________________________
       for all Nominees except as noted above.

FOR all nominees  [   ]                          WITHHOLD           [   ]
                                                 for all nominees

2. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to change the Company's name to "Paragon Financial Corporation."

   FOR ____                     AGAINST ____                   ABSTAIN ____

3. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000.

   FOR ____                     AGAINST ____                   ABSTAIN ____

4. Proposal to ratify the adoption of the Company's 2002 Equity Participation Plan.

   FOR ____                     AGAINST ____                   ABSTAIN ____

5. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to permit stockholder action by written consent.

   FOR ____                     AGAINST ____                   ABSTAIN ____


6. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposals 2, 3, 4 and 5.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                     Please sign exactly as name
                                                     appears below. When shares
                                                     are held by joint tenants,
                                                     both should sign. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation, please sign
                                                     in full corporate name by
                                                     the President or other
                                                     authorized officer. If a
                                                     partnership or limited
                                                     liability company, please
                                                     sign in partnership or
                                                     limited liability company
                                                     name by authorized person.


                                                     Dated:_______________, 2002


                                                     ---------------------------
                                                     Signature

                                                     ---------------------------
                                                     Signature if held jointly